SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

ECB BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-24753	56-2090738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 337

Engelhard, North Carolina 27824

(Address of principal executive offices) (Zip Code)

(252) 925-5501

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Definitive Material Agreement.

On June 30, 2011, ECB Bancorp, Inc. (the “Company”), the holding company for The East Carolina Bank (the “Bank”), entered into a Securities Purchase Agreement (the “Agreement”) with a fund of the Pacific Investment Management Company LLC (“PIMCO Fund”), Patriot Financial Partners, L.P. (“Patriot”), an affiliate of Endicott Management Company (“Endicott”) and two other institutional investors (collectively with PIMCO Fund, Patriot and Endicott, the “Investors”) whereby the Company agreed to sell and issue $75.0 million of common stock for $16.00 per share in a private placement offering (the “Offering”). Pursuant to the terms of the Agreement, the Company also agreed to issue to the Investors warrants to purchase shares of either voting common stock or a new class of the Company’s mandatorily convertible non-voting common stock at a purchase price of $8.00 per share and in an amount equal to 25% of the number of shares of common stock each Investor purchases in the Offering.

Under the Agreement, PIMCO Fund, Patriot and Endicott will invest $25.2 million, $22.5 million and $11.9 million, respectively, in the Offering and, upon consummation of the Offering, will own 20.90%, 18.66%, and 9.87%, respectively, of the pro forma total outstanding shares of common stock of the Company, or 24.82%, 22.28% and 12.04%, respectively, of the pro forma total outstanding shares of common stock of the Company assuming full exercise of the warrants to be issued to the Investors.

In order to consummate the Offering, the Company’s shareholders must approve (i) the issuance of the shares of common stock and warrants in the Offering in accordance with the requirements of Nasdaq Rule 5635, (ii) the authorization of a new class of Company mandatorily convertible non-voting common stock and (iii) an increase in the authorized shares of Company common stock. In addition, the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) must approve each of PIMCO Fund’s and Patriot’s proposed investment in the Company prior to the consummation of the Offering. The consummation of the Offering is also subject to certain customary closing conditions set forth in the Agreement.

Description of the Warrants

In connection with the Offering, the Company will issue to the Investors warrants to purchase shares of either voting common stock or a new class of the Company’s mandatorily convertible non-voting common stock at a purchase price of $8.00 per share. The warrants will have five-year terms and will provide for anti-dilution adjustments for stock splits, business combinations and other distributions.

Description of the Mandatorily Convertible Non-Voting Common Stock

Except with respect to voting rights, the mandatorily convertible non-voting common shares issuable pursuant to the warrants will have the same preferences, limitations, and relative rights as, and shall be identical in all respects to, shares of the Company’s common stock. Each issued and outstanding non-voting common share will automatically be converted into one share of Company common stock upon the transfer of such non-voting common share in a widely dispersed offering, as defined in the proposed Articles of Amendment for the non-voting common shares.

Securities Purchase Agreement

In addition to the provisions relating to the sale and purchase of the Company’s common stock and warrants and the required shareholder and regulatory approvals discussed above, the Agreement includes a number of covenants made by the Company, including those described below.

The Agreement provides that at the closing of the Offering each of PIMCO Fund, Patriot and Endicott will have the right to designate a director to both the Company’s and the Bank’s Board of Directors for as long as such Investor beneficially owns at least 5.0% of the Company’s outstanding shares of common stock.

The Agreement also provides that, until the earlier of five years from the closing of the Offering or such time as the Investor beneficially owns the lesser of 5.0% of the Company’s outstanding shares of common stock (counting for such purposes all shares of the Company’s common stock into or for which any securities owned by the Investor are directly or indirectly convertible or exercisable) or 50% of the number of shares of common stock purchased under the Agreement (as adjusted for changes in the Company’s capitalization), the Company will provide the Investor with gross-up rights that will allow the Investor to maintain its percentage ownership interest in the Company’s common stock in the event that the Company issues any additional shares of common stock or other equity or similar securities following the Offering (excluding specified issuances, including a subscription rights offering to Company shareholders that occurs no more than 120 days after the closing of the Offering in an amount not to exceed $10.0 million).

In accordance with the terms of the Agreement, the Company will use its best efforts to utilize a portion of the Offering proceeds to redeem, at the closing of the Offering, the $17.8 million of preferred shares and related warrants the Company previously issued to the U.S. Department of Treasury on January 16, 2009 pursuant to the TARP Capital Purchase Program.

The Agreement also contains usual and customary representations and warranties that the parties to the Agreement made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the agreement between the parties, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Agreement. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

Registration Rights Agreement

In connection with the execution of the Agreement, the Company and each of the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”) that provides that each Investor will be entitled to customary demand and shelf registration rights with respect to the shares of Company common stock, warrants and non-voting common stock issuable pursuant to the Agreement. The Registration Rights Agreement requires the Company to file a registration statement with the SEC no later than 60 days after the consummation of the Offering and that the SEC declare the registration statement effective no later than 90 days after the consummation of the Offering (or 120 days after the consummation of the Offering if the registration statement is subject to SEC review). If the registration statement is not filed or declared effective within these time frames, or if the registration statement is no longer available for use by the Investors, then the Company will pay on a monthly basis as liquidated damages 0.50% of the aggregate purchase price paid by an Investor for securities held by the Investor, plus 1.0% interest for liquidated damages not paid in a timely manner under the Registration Rights Agreement.

Voting and Support Agreement

In connection with the execution of Agreement, each member of the Company’s Board of Directors and each Company executive officer entered into a Voting and Support Agreement, pursuant to which each director and executive officer agreed to vote all shares of Company common stock that he or she beneficially owns in favor of the proposals to be submitted to the Company’s shareholders in connection with the Offering and, in connection with any meeting of Company shareholders, to appoint and elect each of the PIMCO Fund, Patriot and Endicott board representatives. Such aggregate Company director and executive officer beneficial ownership currently represents approximately 17.9% of the Company’s outstanding common stock.

Important Information

The foregoing summary of the Agreement and related documents is not complete and is qualified in its entirety by reference to the complete text of the Agreement and Registration Rights Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Form 8-K and which are incorporated herein by reference in their entirety.

The private placement involves the sale of securities in private transactions that will not be registered under the Securities Act of 1933, as amended, and will be subject to the resale restrictions promulgated thereunder. Such securities being sold in the private placement may not be offered or sold absent registration or an applicable exemption from registration. This filing does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Company plans to file with the SEC and mail to its shareholders a proxy statement in connection with the transactions contemplated in this Current Report on Form 8-K (the “Proxy Statement”). The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies. Information regarding our directors and executive officers is contained in the Company’s proxy statement filed with the SEC on April 13, 2011. The Proxy Statement will contain important information about the Company and related matters, including the current security holdings of the Company’s respective officers and directors. Security holders are urged to read the Proxy Statement carefully when it becomes available.

The written materials described above and other documents filed by the Company with the SEC will be available free of charge from the SEC’s website at www.sec.gov.

Item 3.02	Unregistered Shares of Equity Securities.

On June 30, 2011, the Company entered into the Agreement, which provides for the sale of shares of Company common stock and warrants as described under Item 1.01 of this Current Report on Form 8-K. To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The issuance and sale of the securities to the Investors is exempt from registration pursuant to Section 4(2) of the Act. The Company has not engaged in a general solicitation or advertising with regard to the issuance and sale of the shares of Company common stock and warrants pursuant to the Agreement and is not offering securities to the public in connection with the Offering.

CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

Statements in this filing relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “feels”, “believes”, “estimates”, “predicts”, “forecasts”, “potential” or “continue”, or similar terms or the negative of these terms, or other statements concerning opinions or judgments of the Company’s management about future events. Factors that could influence the accuracy of such forward-looking statements include, but are not limited to: the regulatory and shareholder approvals required for the private placement may not be obtained or may not be obtained on the terms expected or on the schedule that we anticipate; and other closing conditions for the private placement may not be satisfied. In addition, factors that could have a material impact on the results of operations of the Company include, but are not limited to, pressures on the Company’s earnings, capital and liquidity resulting from current and future conditions in the credit and equity markets; the financial success or changing strategies of the Company’s customers; actions of government regulators or changes in laws, regulations or accounting standards that adversely affect our business; changes in the interest rate environment and the level of market interest rates that reduce our net interest margins and/or the values of loans we make and securities we hold; weather and similar conditions, particularly the effect of hurricanes on the Company’s banking and operations facilities and on the Company’s customers and the communities in which it does business; continued or unexpected increases in credit losses in the Company’s loan portfolio; continued adverse conditions in general economic conditions and real estate values in our banking market (particularly as those conditions affect our loan portfolio, the abilities of our borrowers to repay their loans, and the values of loan collateral); and other developments or changes in our business that we do not expect. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this paragraph. The Company has no obligation, and does not intend, to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of June 30, 2011, between ECB Bancorp, Inc. and the investors identified therein*

10.2	Registration Rights Agreement, dated as of June 30, 2011, between ECB Bancorp, Inc. and the investors identified therein*

*	Schedules and certain attachments have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ECB BANCORP, INC.

Date: July 7, 2011	By:	/s/ A. Dwight Utz
A. Dwight Utz President and Chief Executive Officer